EXHIBIT 24.1

                               POWER OF ATTORNEY

                  The undersigned (other than Dennis W. Bakke and Barry J. Sharp), acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint DENNIS W. BAKKE, BARRY J. SHARP and WILLIAM R. LURASCHI and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Registration Statement on Form S-3 relating to the securities of this Company, including Senior Debt Securities, Junior Subordinated Debt Securities, Preferred Securities, Guarantees of Preferred Securities, Preferred Stock and Common Stock of the Company, and any and all amendments and supplements thereto.
Each of DENNIS W. BAKKE and BARRY J. SHARP, each acting in the capacity stated opposite his name below, hereby constitutes and appoints WILLIAM R. LURASCHI as his attorney-in-fact with full power to him to sign for and in his name in the capacity indicated below the Registration Statement on Form S-3 and any and all amendments and supplements thereto.


   Signature                         Title                               Date
   ---------                         -----                               ----

/s/ Roger W. Sant             Chairman of the Board               October    , 1996
---------------------------    and Director
Roger W. Sant


/s/ Dennis W. Bakke           President and Chief  vv             October    , 1996
---------------------------    Executive Officer and
Dennis W. Bakke                Director


---------------------------   Vice President, Chief                October    , 1996
Barry J. Sharp                  Financial Officer and
                                Secretary

/s/ Vicki-Ann Assevero        Director                             October 14, 1996
---------------------------
Vicki-Ann Assevero

/s/ Dr. Alice Emerson         Director                             October 14, 1996
---------------------------
Dr. Alice Emerson

/s/ Frank Jungers             Director                             October     , 1996
---------------------------
Frank Jungers

/s/ Dr. Henry R. Linden       Director                             October     , 1996
---------------------------
Dr. Henry R. Linden

/s/ Russell E. Train          Director                             October     , 1996
---------------------------
Russell E. Train

/s/ Thomas I. Unterberg       Director                             October     , 1996
---------------------------
Thomas I. Unterberg

/s/ Robert H. Waterman, Jr.   Director                             October     , 1996
---------------------------
Robert H. Waterman, Jr.

/s/ Robert F. Hemphill, Jr.   Director                             October     , 1996
---------------------------
Robert F. Hemphill, Jr.
